Capital management (Tables)	12 Months Ended
Dec. 31, 2023
Capital management
Schedule of net debt to equity ratio

	31 December	31 December
US$thousand	2023	2022

Loans and borrowings	448,875	786
Lease liabilities	15,806	—
Trade and other payables	89,921	927
Derivative financial liabilities	98,527	7,443
Other financial liabilities	217,616	280,996
Cash	(32,372)	(42)
Net debt	838,373	290,110
Equity	268,027	(19,961)
Net debt to equity ratio	3.13	(14.53)